LOGO
CADUS
PHARMACEUTICAL
CORPORATION

MAY 17, 1996


VIA FAX (011-31-2940-80253) AND AIR MAIL

Physica B.V.
C.J. van Houtenlaan 36
1381 CP Weesp
The Netherlands
Attention:  The President

         and

VIA FAX (713-525-7887) AND MAIL

Solvay America, Inc.
3333 Richmond Avenue
Houston, TX 77098
Attention:  General Counsel

Ladies and Gentlemen:

Reference is made to the Preferred Stock Purchase Agreement (the "Agreement") dated as of November 1, 1995 between Cadus Pharmaceutical Corporation ("Cadus") and Physica B.V.

Cadus hereby irrevocably waives its right, set forth in Section 1.04 of the Agreement, to require Physica B.V. to purchase shares of common stock of Cadus in any "Initial Public Offering" (as defined in the Agreement), the registration statement for which is first filed with the Securities and Exchange Commission prior to June 30, 1996.

Very truly yours,

CADUS PHARMACEUTICAL CORPORATION


BY  JEREMY M. LEVIN
    -----------------------------
    Jeremy M. Levin, M.D., Ph.D.
    Chief Executive Officer

JML/law


777 Old Saw Mill River Road, Tarrytown, NY 10591-6705
Tel. 914.345.3344/Fax 914.345.3565